UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   August 29, 2006


                     HEADLINERS ENTERTAINMENT GROUP, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                 0-33145                84-1195628
 ---------------------------------------------------------------------------
 (State of Incorporation)    (Commission File         (IRS Employer
                              Number)                  Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                              (973) 233-1233
                      -----------------------------
                      Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 )).

Item 1.02 Termination of a Material Definitive Agreement

     On August 29, 2006, by mutual agreement of Headliners, Rascals Montclair, Inc., Eduardo Rodriguez and Michael Margolies, the following agreements were terminated:

     - Termination of Management Agreement dated August 18, 2006 between Headliners Entertainment Group, Inc and Rascals Montclair, Inc.; and

     - Separation Agreement dated August 18, 2006 between Eduardo Rodriguez and Headliners Entertainment Group, Inc.

     The Management Agreement pursuant to which Headliners manages the clubs and restaurant in Montclair will remain in full force and effect, and Mr. Rodriguez will remain the Chief Executive Officer of Headliners.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: August 29, 2006          By: /s/ Eduardo Rodriguez
                                -------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer